                                                                      EXHIBIT 24




                               FORD MOTOR COMPANY

                        CERTIFICATE OF THE SECRETARY AND
                          AN ASSISTANT GENERAL COUNSEL
                        --------------------------------



     The undersigned, John M. Rintamaki, Secretary and an Assistant General Counsel of Ford Motor Company, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY THAT the resolutions attached as Exhibit A and Exhibit B hereto are true and correct copies of resolutions excerpted from the minutes of proceedings of the Board of Directors of the Company; such resolutions were duly adopted by the Board of Directors of the Company at meetings held on March 12, 1998 and November 12, 1998; and such resolutions are in full force and effect on the date hereof.

     WITNESS my hand and the seal of the Company this 13th day of November, 1998.





                                          /s/ John M. Rintamaki
                                          ------------------------
                                          John M. Rintamaki
                                          Secretary and an
                                          Assistant General Counsel

[SEAL]

                                                                      EXHIBIT A


                              FORD MOTOR COMPANY

                  Excerpts from the Minutes of a Meeting of
                 the Board of Directors of Ford Motor Company
                              on March 12, 1998
                   ________________________________________

                   RESOLUTIONS RELATING TO ISSUANCE OF DEBT
                        SECURITIES AND LOAN AGREEMENTS




Public Offerings

     RESOLVED, That the Company be and hereby is authorized to issue and sell, in one or more public offerings, debt securities, to be denominated when issued in U.S. dollars or any foreign currency or currencies, consisting of notes, debentures, warrants, Company obligations under unfunded employee benefit plans, guarantees or other securities, or any combination thereof ("Debt Securities"), in an aggregate principal amount not to exceed U.S. $3,000,000,000 or the equivalent thereof, with such maturity dates, in such relative principal amounts, in such currencies, at such interest rates (either on a fixed or floating basis) or original issue discounts, as applicable, and upon such additional terms and conditions (including, without limitation, provisions for subordination) as may be fixed by the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, or the Vice President and Treasurer, and that each such officer be and hereby is authorized to determine the terms of the Debt Securities, including, without limitation, the respective maturity dates, the relative principal amounts, the respective currencies, the stated rates of interest (either on a fixed or floating basis) to be borne by, or the original issue discounts applicable to, the Debt Securities, any provisions for subordination of the Debt Securities, any provisions for conversion of the Debt Securities into other Debt Securities or into securities of one or more affiliates of the Company, the terms and the price or prices for any prepayment or redemption of the Debt Securities pursuant to a sinking fund or otherwise, and the purchase prices to be paid by any underwriters or any firm, institution, partnership or other person purchasing the Securities.

Private Offerings

     RESOLVED, That the Company be and hereby is authorized to issue and sell, in one or more private offerings, debt securities, to be denominated when issued in U.S. dollars or any foreign currency or currencies, consisting of notes, debentures, warrants, Company obligations under unfunded employee benefit plans, guarantees or other securities, or any combination thereof ("Privately-placed Securities"), in an aggregate principal amount not to exceed U.S. $3,000,000,000 or the equivalent thereof, in such relative principal amounts, with such maturity date or dates, at such interest rate or rates, at such redemption price or prices, at such purchase price or prices to be paid by the purchasers thereof and upon such additional terms and conditions as may be fixed by the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, or the Vice President and Treasurer; and each such officer be and hereby is authorized to embody such determinations in the Privately-placed Securities, in one or more Note Agreements, Purchase Agreements or Loan Agreements or in any other agreement, instrument or document, as any such officer shall determine.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to execute and deliver such Privately-placed Securities, Note Agreements, Loan Agreements, Purchase Agreements or other agreements or instruments and documents as may be approved pursuant to the next preceding resolution.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any action (including, without limitation, the payment of expenses) and to execute and deliver any and all certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of each and all of the foregoing resolutions.


Euro-Currency, Euro-Dollar and Foreign Currency Offerings

     RESOLVED, That the Company be and hereby is authorized to issue and sell, in one or more public or private offerings in the Euro-Dollar market, or in Europe, Japan or elsewhere outside the United States, through underwriters or otherwise, debt securities payable in U.S. dollars or in any European or other foreign currency, in an aggregate principal amount not to exceed U.S. $3,000,000,000 or the equivalent thereof, consisting of notes, debentures, warrants, guarantees or other securities, or any combination thereof ("Foreign Securities"), in such principal amounts, at such rates of interest, with such maturities and on such other terms and conditions as may be approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, or the Vice President and Treasurer, and, in connection therewith, each such officer, and also the Secretary, any Assistant Secretary and any Assistant Treasurer, and each of them, be and hereby is authorized, in the name and on behalf of the Company, to execute (by manual or facsimile signature) and deliver one or more Notes, Underwriting Agreements, Note Agreements, Purchase Agreements, Loan Agreements, Fiscal Agency Agreements, Indentures, Prospectuses, Offering Circulars, Listing Applications and any other agreements or instruments and documents as any such officer shall determine.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any action (including, without limitation, the payment of expenses) and to execute (by manual or facsimile signature) and deliver any and all certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of the next preceding resolution.

Loan Agreements

     RESOLVED, That the Company be and hereby is authorized to borrow from banks, trust companies, affiliates of the Company or other persons, under and pursuant to loan agreements or other borrowing arrangements ("Loan Agreements"), an aggregate amount not to exceed at any one time outstanding the sum of U.S. $3,000,000,000 or the equivalent thereof, in such principal amounts, at such rates of interest, with such maturities and on such other terms and conditions as may be approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, or the Treasurer.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to execute and deliver Loan Agreements between the Company and such banks, trust companies, affiliates or other persons, respectively, providing for, among other things, loans to the Company on such terms as may be approved pursuant to the next preceding resolution and containing such other terms and provisions as the officer or officers executing such Loan Agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company (a) to execute and deliver promissory notes of the Company ("Promissory Notes") pursuant to the terms and conditions of the Loan Agreements evidencing the indebtedness of the Company to such banks, trust companies, affiliates or other persons and containing such other terms and provisions as the officer or officers executing such Promissory Notes may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof and
(b) to take any other action (including, without limitation, the payment of expenses) and to execute and deliver any and all other certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of the foregoing resolutions.

Industrial Development Revenue Bonds

     RESOLVED, That up to U.S. $3,000,000,000 in aggregate cost of equipment, machinery, structures and related property and facilities installed or to be installed at any assembly plant or any other facility of the Company be and hereby is authorized to be financed by the Company through one or more offerings of serial and/or term industrial development revenue bonds or other types of debt securities ("Bonds"), to be issued by governmental authorities authorized to issue Bonds in the relevant locations.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and the Vice President and Treasurer, and each of them, be and hereby are authorized to approve, with respect to each offering of Bonds, (i) the terms of such Bonds, including, without limitation, the principal amount thereof; the stated rate or rates of interest to be borne thereby; the maturity date or dates thereof; the respective proportions thereof which shall be serial Bonds and term Bonds; and the price or prices for redemption thereof pursuant to any sinking fund or otherwise; (ii) the issuer or issuers and the form, terms and provisions of one or more letters of credit relating to payment of such Bonds or of any of the Company's obligations in connection therewith and the form, terms and provisions of any reimbursement agreements pertaining to such letters of credit; (iii) the Trustee or Trustees to serve under and the form, terms and provisions of one or more indentures ("Indentures") covering such Bonds; (iv) the paying agent or paying agents for such Bonds; and (v) the form, terms and provisions of any purchase agreement or underwriting agreement ("Underwriting Agreement") relating to such Bonds, including the purchase price or prices to be paid by the purchasers or the underwriters ("Underwriters") thereunder and the sale price or prices or the initial public offering price or prices of such Bonds.

     RESOLVED, That, in connection with each offering of Bonds, preparation of one or more official statements ("Official Statements") containing information with respect to such Bonds and the governmental issuer of such Bonds and information with respect to, and financial statements of, the Company, be and hereby is authorized and approved; that the appropriate officer or officers of the Company, and each of them, be and hereby are authorized to prepare (and if it shall appear necessary, appropriate or desirable to such officers, sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be) any such Official Statement, containing such information (including, without limitation, any amendments, attachments, exhibits and other documents relating thereto or required by law, regulation or practice in connection therewith), as the officer or officers executing the related letter of representation may deem necessary, appropriate or desirable; and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Official Statement to be delivered to the Underwriters named in the related Underwriting Agreement for use in connection with such offering.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice

President, any Vice President, the Secretary and any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company, to purchase, to arrange for the purchase of, or to direct the Trustee under any Indenture to purchase, Bonds in connection with any sinking fund under the provisions of any Indenture.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary and any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to take any and all action which such officers, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit for, register or qualify all or part of each offering of Bonds for issuance and sale, or to request an exemption from registration of such securities, or to register or obtain a license for the Company as a dealer or broker under the securities laws of such states of the United States of America as such officers, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such officers, or any of them, may deem necessary, appropriate or desirable in order to maintain such registration in effect for so long as such officers, or any of them, may deem to be in the best interests of the Company.

     RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to take any action (including, without limitation, the payment of expenses) and to execute (by manual or facsimile signature) and deliver any and all letters, agreements, documents or other writings (including a letter of representation, an installment sales contract, a lease or a loan agreement and a promissory note), that such officer or officers may deem necessary, appropriate or desirable in order to facilitate any offering of Bonds and otherwise carry out the purposes and intents of each and all of the foregoing resolutions.


Overall Limitation on Indebtedness

     RESOLVED, That notwithstanding the provisions of the preceding resolutions relating to Public Offerings; Private Offerings; Foreign Currency Offerings; Loan Agreements; and Industrial Development Revenue Bonds; the aggregate principal amount of Debt Securities, Privately-placed Securities, Foreign Securities, Loan Agreements with or Promissory Notes issued to persons other than affiliates of the Company and Bonds issued and sold pursuant to such resolutions shall not exceed U.S. $3,000,000,000 or the equivalent thereof, less such amount as shall have been allocated for foreign automotive operations pursuant to the recital and resolution next following.

Delegation of Authority to Allocate Borrowing Limit between U.S. and Foreign Automotive Operations

     WHEREAS, it is recommended that authority be granted for the issuance of an aggregate of up to U.S. $3,000,000,000 of long-term debt for U.S. automotive operations and foreign automotive operations,

     NOW, THEREFORE, BE IT

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and the Vice President and Treasurer, and each of them, be and hereby are authorized to take appropriate action from time to time to allocate such U.S. $3,000,000,000 aggregate limit between U.S. automotive operations and foreign automotive operations.


                   RESOLUTIONS RELATING TO LEASE TRANSACTIONS

Leasing and Sale-Leaseback Transactions

     RESOLVED, That the Company be and hereby is authorized to enter into one or more leasing and sale-leaseback transactions pursuant to which the Company becomes the lessee (and, in the case of a sale-leaseback transaction, the seller) of equipment, machinery, structures, buildings, land and related real and personal property and facilities installed, constructed or to be installed or constructed at any plant or other facility of the Company having an aggregate value not in excess of U.S. $500,000,000; provided, however, that any such leasing and sale-leaseback transactions solely between or among the Company and any affiliate or affiliates of the Company shall not be included in the calculation of such limit.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and the Vice President and Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to approve the terms and provisions of any such transaction, including, without limitation, the items to be leased or sold and leased back, the rental and term of any lease and the terms of any sale, and to select one or more trustees, placement agents, advisors and other agents and functionaries in connection with any such transaction.

     RESOLVED, That the Company be and hereby is authorized to issue and sell or cause to be issued and sold, in one or more public offerings, debt securities consisting of notes, debentures or other securities, or any combination thereof, or guarantees of such debt securities, in connection with such leasing and sale-leaseback transactions in an aggregate principal amount not to exceed the aggregate debt portion of such leasing and sale-leaseback transactions (the "Lease Securities"), the terms of such Lease Securities having been approved pursuant to the next preceding resolution.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company, in connection with any such transaction, to execute and deliver one or more equipment leases, participation agreements, tax indemnity agreements, deeds, bills of sale and other agreements, instruments and documents as the officer or officers executing the same may deem necessary, appropriate or desirable.

Overall Limitation on Lease Transactions

     RESOLVED, That notwithstanding the provisions of the preceding resolutions relating to Leasing and Sale-Leaseback Transactions, the aggregate value of equipment, machinery, structures, buildings, land and related real and personal property and facilities subjected to lease or sale-leaseback transactions pursuant to such resolutions shall not exceed U.S. $500,000,000 less the aggregate value of such equipment, machinery, structures, buildings, land and related real and personal property and facilities that has been allocated for lease or sale-leaseback transactions for foreign automotive operations pursuant to the recital and resolution next following.


Delegation of Authority to Allocate Leasing Limit between U.S. and Foreign Automotive Operations

     WHEREAS, it is recommended that authority be granted for the sale and leaseback and leasing of facilities, equipment and real and personal property with a value of up to U.S. $500,000,000 in the aggregate for U.S. automotive operations and foreign automotive operations,

     NOW, THEREFORE, BE IT

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and the Vice President and Treasurer, and each of them, be and hereby are authorized to take appropriate action from time to time to allocate such U.S. $500,000,000 aggregate limit between U.S. automotive operations and foreign automotive operations.


            RESOLUTIONS RELATING TO THE REGISTRATION OF SECURITIES,
                  THE LISTING OF SECURITIES ON STOCK EXCHANGES
                              AND RELATED MATTERS

     RESOLVED, That the Company be and hereby is authorized to register with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), Debt Securities, Lease Securities, guarantees to be executed and delivered on behalf of the Company (the "Guarantees") in connection with the offering or offerings from time to time of debt securities issued by any Company subsidiary, consisting of notes, debentures, warrants or other securities, or any combination thereof, and other securities which may be issued by the Company, including, without limitation, subordinated debt securities, preferred stock and related depositary shares, common stock, and warrants to purchase any of the foregoing ("Other Securities") (such Debt Securities, Lease Securities, Guarantees and Other Securities are collectively referred to as "Securities").

     RESOLVED, That the preparation by the Company of one or more Registration Statements on Form S-3 or such other form as may be appropriate covering the Securities, including prospectuses, exhibits and other documents, to be filed with the Commission for the purpose of registering the offer and sale of the Securities, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

     RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the

Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

     RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi, K. S. Lamping, P. J. Sherry, Jr., N. A. Patino, and D. J. Cropsey, and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to designate any licensed California broker-dealer as the Company's attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Securities (whether or not subordinated) for offering and sale in the State of California.

     RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell the Securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

     RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized on behalf of the Company to take such action as such officers, or any of them, may deem necessary, appropriate or desirable to make application for the listing on the New York Stock Exchange, Inc. or any other Stock Exchange of the Securities and that the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are designated a representative of the Company to appear before the Corporate Services Division or other appropriate body of any such Exchange and take all such other steps as such persons, or any of them, may deem necessary, appropriate or desirable to effect such listing.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and file with the Commission and the New York Stock Exchange, Inc., or any other Stock Exchange, in the name and on behalf of the Company, one or more Registration Statements, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, for the registration under the Securities Exchange Act of 1934, as amended, of the Securities and any and all amendments to such Registration Statements, in such forms as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That, in connection with each application of the Company to the New York Stock Exchange, Inc., or any other Stock Exchange, for the listing on such Exchange of the Securities, the Company enter into an agreement providing for the indemnification by the Company of the New York Stock Exchange, Inc., or any other Stock Exchange, its governors, officers, employees and its subsidiary companies and innocent purchasers for value of the Securities or any one or more of them, as the case may be, from and against losses, liabilities, claims, damages or accidents in connection with the use of facsimile signatures on the Securities; and that the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company and under its corporate seal to execute and deliver to the New York Stock Exchange, Inc., or any other Stock Exchange, the aforesaid indemnification agreement in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That the Company be and hereby is authorized to enter into one or more indentures and supplements thereto, each with a bank or trust company as Trustee (the "Indentures"), providing for the issuance of the Securities and that the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver the Indentures and supplements thereto, under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Treasurer, or any Assistant Treasurer, and the Secretary or any Assistant Secretary, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) Securities (and, in addition, Securities to replace any of the Securities which are lost, stolen, mutilated or destroyed and Securities required for exchange, substitution or transfer, all as provided in the respective Indentures, or supplements thereto), in fully registered form in substantially the forms of Securities to be set forth in the respective Indentures, or supplements thereto, with such changes therein and additions thereto as the officer or officers executing the Securities may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to appoint one or more paying agents, registrars, issuing agents, transfer agents, warrant agents and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of, among other things, issuing or countersigning, making transfers of, or registering the certificates representing the Securities; implementing or acting in connection with any auction or remarketing procedures applicable to the Securities; or implementing and giving effect to the provisions of the Indentures and supplements thereto or the Securities in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act in any such capacity itself.

     RESOLVED, That the Company be and hereby is authorized to enter into one or more underwriting agreements, including pricing agreements pursuant thereto, or other letters, agreements, documents and other writings necessary, appropriate or desirable in order to facilitate the issuance and sale of securities, with any underwriter or underwriters designated by the proper officers of the Company, or between the Company and any other persons, including securities brokers and dealers, or any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters (such underwriting and other agreements and documents being herein collectively called the "Underwriting Agreements"), and that, when such Underwriting Agreements or pricing agreements pursuant thereto, or any of them, have been completed to set forth the prices at and terms and conditions upon which the Securities are to be sold and the compensation to be received by the underwriters (such matters first having been presented to and approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, or the Treasurer), the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements and pricing agreements pursuant thereto, with the inclusion of such underwriters and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That the Company be and hereby is authorized to enter into one or more Sales Agency Agreements, Purchase Agreements and other Agreements with any placement agent or agents designated by the proper officers of the Company, including securities brokers and dealers, and each of them, providing for the sale of the Securities by such placement agent or agents, and each of them, on a "best efforts" basis, and/or for the purchase from time to time by such placement agent or agents, and each of them, of Securities, as principal, and that when such Agreements have been completed to set forth the terms and conditions on which the Securities are to be sold (such matters first having been presented to and approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, or the Treasurer), the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, such Sales Agency Agreements, Purchase Agreements and other Agreements with such placement agent or agents, and each of them, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That the Company be and hereby is authorized to enter into one or more delayed delivery contracts ("Delayed Delivery Contracts") between the Company and institutional or other investors providing for the sale of Securities at any time, and that, when such Delayed Delivery Contracts have been completed to set forth the respective prices, terms and conditions on which the Securities are to be sold (such matters first having been presented to and approved by the Chairman of the Board of Directors, President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, or the Treasurer), the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver in the name and on behalf of the Company one or more Delayed Delivery Contracts, with such changes therein and additions thereto as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That, subject to the right of the Board of Directors to rescind or modify the dividends to be declared and payable on any dividend payment date with respect to any shares of Securities which are equity securities ("Equity Securities"), the dividend rate of which is determined pursuant to a formula or procedure ("Variable Equity Securities"), there shall be deemed to be declared, and be declared, with respect to each dividend period thereof (any such declaration to be effective on the declaration date applicable to such dividend period, without further action of the Board of Directors), a dividend on each of the outstanding shares of Variable Equity Securities to which such dividend period relates at the dividend rate per annum (as determined in accordance with the Certificate of Designations) that may be payable with respect to such shares, payable on the dividend payment date for such dividend period to the holders of such shares of Variable Equity Securities as such holders appear on the stock transfer books of the Company on the related record date, all determined in accordance with the Certificate of Designations; provided that any such declaration shall not be effective with respect to any dividend on any such dividend payment date, unless the Executive Vice President and Chief Financial Officer, Treasurer or any Assistant Treasurer of the Company shall have prepared and delivered to the Secretary of the Company for filing in the minutes of the Board of Directors, on or before the declaration date with respect to such dividend period, a certificate in which such officer certifies that, based upon the most recent financial statements of the Company, as of such declaration date, the Company had either (i) net profits for the calendar year in which such declaration date falls and/or the preceding calendar year or
(ii) surplus (as defined and computed under Sections 154 and 244 of the Delaware General Corporation Law) in an amount sufficient to pay such dividend.

     RESOLVED, That the Company be and hereby is authorized to enter into one or more deposit agreements and one or more supplements thereto, each with a bank or trust company as depositary ("Deposit Agreements"), providing for the deposit of Equity Securities, the issuance of the depositary shares ("Depositary Shares") and other matters relating thereto, and that the Chairman of the Board of Directors; President and Chief Executive Officer; any Vice Chairman; any Executive Vice President; any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such depositary or depositaries and (ii) to execute, acknowledge and deliver Deposit Agreements and supplements thereto, whether or not under the seal of the Company, and whether or not attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Deposit Agreements or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

     RESOLVED, That, when shares of Equity Securities and, if such shares of Equity Securities are represented by Depositary Shares, the Depositary Shares shall be issued, sold and delivered in accordance with the terms of any Deposit Agreement and any Underwriting Agreement or Purchase Agreement, such shares of Equity Securities shall be, and are hereby declared to be, fully-paid and non-assessable shares of Equity Securities of the Company and not liable to any further calls or assessments thereon, and the holders thereof shall not be liable for any further payment in respect thereof.

     RESOLVED, That, upon the issuance and sale of the Equity Securities and any Depositary Shares in accordance with the foregoing resolutions, an amount equal to the par value of the Equity Securities so issued shall be credited to the capital stock account of the Company.

     RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to purchase, or arrange for the purchase of, Securities in connection with any sinking fund under the provisions of any of the Indentures or supplements thereto.

     RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, (i) the appointment of Registrars, Issuing Agents, Paying Agents and other agents, (ii) the payment of expenses and (iii) purchases and sales of securities to support the Company's obligations under the Ford Motor Company Deferred Compensation Plan, the Ford Motor Company Benefit Equalization Plan and similar unfunded employee benefit plans or programs) and to execute (by manual or facsimile signature) and deliver any and all agreements, certificates, instruments and other documents (under the corporate seal of the Company or otherwise) that such officer or officers may deem necessary, appropriate or desirable to carry out the purposes and intents of each and all of the foregoing resolutions.

                                                                       EXHIBIT B

                               FORD MOTOR COMPANY

                   Excerpts from the minutes of a meeting of
                  the Board of Directors of Ford Motor Company
                              on November 12, 1998

                      AMENDMENT TO RESOLUTIONS RELATING TO
                 ISSUANCE OF DEBT SECURITIES AND LOAN AGREEMENTS


         RESOLVED, That the resolutions set forth under the caption "RESOLUTIONS RELATING TO ISSUANCE OF DEBT SECURITIES AND LOAN AGREEMENTS" adopted by the Board of Directors on March 12, 1998 and attached to a communication to the Board of Directors dated the same date, entitled "1998 Annual Treasurer's Report," be and hereby are amended by deleting therefrom the figure "U.S.$3,000,000,000" wherever it appears and replacing such figure with the figure "U.S.$5,000,000,000."



                RESOLUTIONS RELATING TO ISSUANCE OF COMMON STOCK

         RESOLVED, That the proposals and transactions described in the communication dated November 12, 1998, entitled "Financing Authorizations," presented to and discussed at this meeting of the Board of Directors duly called and held on November 12, 1998, be and hereby are approved and ratified.

         RESOLVED, That, in connection with the acquisition and investment transactions described in said communication ("Transactions"), the Company be and hereby is authorized to issue and sell from time to time, in one or more public or private offerings within and/or outside the United States, up to 10,000,000 shares of its Common Stock, par value $1.00 per share ("Common Stock"), in such amount and at such purchase price or for such consideration having a value, determined by the committee referred to below, of not less than the then current market value of the Common Stock to be issued therefor (based on the last closing sale price at which Common Stock shall have been sold regular way on the New York Stock Exchange); provided, however, that the market value of Common Stock issued in any single Transaction shall not exceed $50,000,000, and provided, further, however, that the purchase price or consideration received for each share of Common Stock shall not be less than the par value of a share of Common Stock.

         RESOLVED, That the fourth sentence of Article IV, Section 1 of the By-Laws of the Company be and hereby is amended to read as follows:

         "Each such committee shall consist of one or more directors, the exact number of which shall be determined by the Board of Directors; provided, however, that membership on the Audit Committee and on the Compensation and Option Committee shall be limited to directors who are not officers or employees of the Company."

         RESOLVED, That, pursuant to Article IV, Section 1 of the By-Laws of the Company, the Chief Executive Officer of the Company be and hereby is authorized as a committee of the Board of Directors consisting of one director to (A) determine the adequacy of the value of any noncash consideration to be received for shares of Common Stock issued pursuant to these resolutions, (B) approve the issuance and sale of Common Stock in connection with any Transaction in accordance with these resolutions and (C) approve any other terms or conditions of, or any other matters relating to, any Transaction.

         RESOLVED, That the Company be and hereby is authorized to register with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), up to 10,000,000 shares of Common Stock (referred to herein as the "Securities").

         RESOLVED, That the preparation by the Company of one or more Registration Statements on Form S-3 or such other form as may be appropriate covering the Securities, including prospectuses, exhibits and other documents, to be filed with the Commission for the purpose of registering the offer and sale of the Securities, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement, and if the Vice President - General Counsel deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company as provided in these resolutions, and if the Vice President - General Counsel deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

         RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute on their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the Vice President - General Counsel deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

         RESOLVED, That each officer and director who may be required to sign and execute any of the Registration Statements authorized by these resolutions or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise) be and hereby is authorized to execute a power of attorney appointing J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi, K. S. Lamping, P. J. Sherry, Jr. and N. A. Patino, and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

         RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to such service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

         RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized to designate any licensed California broker-dealer as the Company's attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Securities for offering and sale in the State of California.

         RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell the Securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

         RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to take such action as such officers, or any of them, may deem necessary, appropriate or desirable to make application for the listing of the Securities on the New York and Pacific Coast Stock Exchanges in the United States, London Stock Exchange in Europe and any other stock exchange, and that the appropriate officers of the Company, and each of them, be and hereby are designated a representative of the Company to appear before the Corporate Services Division or other appropriate body of any such exchange and take all such other steps as such persons, or any of them, may deem necessary, appropriate or desirable to effect such listing.

         RESOLVED, That, in connection with each application of the Company to the New York Stock Exchange, Inc., or any other stock exchange, for the listing on such exchange of the Securities, the Company enter into an agreement providing for the indemnification by the Company of such Exchange, its governors, officers, employees and its subsidiary companies and innocent purchasers for value of the Securities or any one or more of them, as the case may be, from and against losses, liabilities, claims, damages or accidents in connection with the use of facsimile signatures on certificates representing the Securities; and that the appropriate officers of the Company, and each of them, be and hereby are authorized in the name and on behalf of the Company and under its corporate seal to execute and deliver to such exchange, the aforesaid indemnification agreement in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

         RESOLVED, That the appropriate officers of the Company, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) certificates representing the Securities (and, in addition, certificates representing the Securities to replace any such certificates which are lost, stolen, mutilated or destroyed and such certificates required for exchange, substitution or transfer), all as provided in the Restated Certificate of Incorporation and By-Laws of the Company.

         RESOLVED, That, when the Securities shall be issued, sold and delivered, the Securities shall be, and are hereby declared to be, fully-paid and non-assessable shares of Common Stock of the Company and are not liable to any further calls or assessments thereon, and the holders thereof shall not be liable for any further payment in respect thereof.

         RESOLVED, That, upon the issuance and sale of the Securities in accordance with the foregoing resolutions, an amount equal to the par value of the Securities so issued shall be credited to the capital stock account of the Company.

         RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the appointment of agents and the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to carry out the purposes and intents of the communication to which these resolutions are attached and each and all of the foregoing resolutions.

         RESOLVED, That the resolutions adopted by the Board of Directors on January 8, 1998 attached to a communication to the Board of Directors dated the same date, entitled "Ford Retail and Service 2000", are hereby superseded by the foregoing resolutions.

                                POWER OF ATTORNEY
                     WITH RESPECT TO REGISTRATION STATEMENTS
            COVERING COMMON STOCK, DEBT SECURITIES, LEASE SECURITIES,
          GUARANTEES AND OTHER SECURITIES ISSUED BY FORD MOTOR COMPANY


         Each of the undersigned, a director, officer or employee of FORD MOTOR COMPANY (the "Company"), appoints each of J. W. Martin, Jr., J. M. Rintamaki, L.
J. Ghilardi, K. S. Lamping, P. J. Sherry, Jr. and N. A. Patino his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to register the above-captioned securities for issuance and sale under, and otherwise to comply with, the Securities Act of 1933 and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, including but not limited to, power and authority to sign his or her name (whether on behalf of the Company, or otherwise) to one or more Registration Statements and any amendments thereto, or any of the exhibits, financial statements and schedules, or the prospectuses, filed therewith, and to file them with the Commission, all as authorized at meetings of the Board of Directors of the Company held on March 12, 1998 and November 12, 1998. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of the 12th day of November, 1998.



        /s/Alex Trotman                     /s/Michael D. Dingman
     ---------------------------          -----------------------------
           Alex Trotman                        Michael D. Dingman



        /s/Edsel B. Ford II                 /s/William Clay Ford
     ---------------------------          -----------------------------
           Edsel B. Ford II                    William Clay Ford



        /s/William Clay Ford, Jr.           /s/Irvine O. Hockaday, Jr.
     ---------------------------          -----------------------------
           William Clay Ford, Jr.              Irvine O. Hockaday, Jr.



        /s/Marie-Josee Kravis               /s/Ellen R. Marram
     ---------------------------          -----------------------------
           Marie-Josee Kravis                  Ellen R. Marram


        /s/Jacques Nasser                   /s/Homer A. Neal
     ---------------------------          -----------------------------
           Jacques Nasser                      Homer A. Neal


        /s/Carl E. Reichardt                /s/John L. Thornton
     ---------------------------          -----------------------------
           Carl E. Reichardt                   John L. Thornton


        /s/John M. Devine                   /s/William J. Cosgrove
     ---------------------------           -----------------------------
           John M. Devine                      William J. Cosgrove